Exhibit 10.1.1
Amendment No. 38
5/28/03
SOW: ☐Yes ☑No
[Graphic Omitted: NeuStar Logo]
AMENDMENT OF SLR-27
UNDER
AGREEMENT FOR NUMBERING ADMINISTRATION CENTER /
SERVICE MANAGEMENT SYSTEM

Amendment No. 38
5/28/03
SOW: ☐Yes ☑No
AMENDMENT OF SLR-27
UNDER
AGREEMENT FOR NUMBERING ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
1.	PARTIES.
This amendment (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the North American Portability Management LLC, a Delaware limited liability company (the “Customer” or “NAPM”), as the successor in interest to and on behalf of the respective limited liability companies listed below for the separate Service Areas (referred to individually as a “Subscribing Customer” and collectively as the “Subscribing Customers”):
•	LNP, LLC (Midwest)

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
2.	EFFECTIVNESS.
This Amendment shall be effective as of [the 31st day of May, 2003] (the “Amendment Effective Date”) only upon execution of separate amendments by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Capitalized terms used herein without definition shall have the meanings as defined in the Master Agreement.
3.	SCOPE.
The parties desire to amend SLR-27 to reflect the incorporation of electronic media into Contractor’s delivery processes. Therefore, SLR-27 is hereby amended by replacing the word “Mail” with “Provide” under the Service Commitment Level column.
Upon execution of this Amendment, Contractor will provide the amended definition of SLR-27 to its Gateway Evaluation Process (“GEP”) auditor.
4.	COMPLETION AND ACCEPTANCE CRITERIA.

Amendment No. 38
5/28/03
SOW: ☐Yes ☑No
The following internal documents are applicable under this Amendment:

N/A	Functional Requirements Specifications

N/A	Requirements Traceability Matrix

N/A	External Design

N/A	System Design

N/A	Detailed Design

N/A	Integration Test Plan

N/A	System Test Plan

N/A	Software Quality Assurance Program Report

Ö	User Documentation

N/A	Software Configuration Management Plan

Ö	Standards and Metrics

5.	IMPACTS ON MASTER AGREEMENT
The following Master Agreement documents are impacted by this Amendment:

None	Master Agreement

None	Exhibit B Functional Requirements Specification

None	Exhibit C Interoperable Interface Specification

None	Exhibit E Pricing Schedules

None	Exhibit F Project Plan and Test Schedule

Ö	Exhibit G Service Level Requirements

None	Exhibit H Reporting and Monitoring Requirements

None	Exhibit J User Agreement Form

None	Exhibit K External Design

None	Exhibit L Infrastructure/Hardware

None	Exhibit N System Performance Plan for NPAC/SMS Services

6.	PRICING.
There are no pricing impacts under this Amendment.
7.	CONTINUATION OF MASTER AGREEMENT AND USER AGREEMENT.
Except as specifically modified and amended hereby (including by the SOW Specifications where applicable), all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the

Amendment No. 38
5/28/03
SOW: ☐Yes ☑No
effectiveness of this SOW, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
8.	MISCELLANEOUS.
8.1	Counterparts.
This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
8.2	Entire Agreement.
This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
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Amendment No. 38
5/28/03
SOW: ☐Yes ☑No
IN WITNESS WHEREOF, the undersigned have executed this Amendment:

CONTRACTOR: NeuStar, Inc.

By:	/s/ C Walker

Its:	VP Customer Ops

Date:	6-9-03

CUSTOMER: North American Portability Management, LLC

By:	/s/ Richard Theiss

Its:	Co-Chair

Date:	11 June, 2003

CUSTOMER: North American Portability Management, LLC

By:	/s/ Pamela H. Connell

Its:	Co-Chair

Date:	June 16, 2003